Exhibit 10.17


                           Applied DNA Sciences, Inc.
                       9229 W. Sunset Boulevard, Suite 830
                          Los Angeles, California 90069

                                              October 20, 2005

Biowell Technology Inc.
18F, No. 959 Chung-Cheng Rd.
Chung-Ho City
Taipei County
Taiwan 235
ROC

         Re:    Amended License Agreement
                -------------------------

Dr. Jun-Jei Sheu:

     As referenced in the Exclusive Licensing Agreement, dated as of July 12, 2005 (the "Agreement"), Applied DNA Sciences, Inc. and APDN (B.V.I.) Inc. hereby agree to amend the Agreement to add a section 1.11 which shall read as follows:

     1.11 Notwithstanding anything to the foregoing, in the event that, during the term of the Agreement, any Biowell Territory is identified by the U.S. State Department as a state sponsor of terrorism or is subject to economic sanctions administered by the U.S. Treasury Department's Office of Foreign Assets Control (a "Sanctioned Territory"), Biowell shall not have any contact, direct or indirect, with such Sanctioned Territory until such time as the Sanctioned Territory is no longer identified by the U.S. State Department as a state sponsor of terrorism and is not subject to economic sanctions administered by the U.S. Treasury Department's Office of Foreign Assets Control. In addition, in the event that any Biowell Territory becomes a Sanctioned Territory, all sections of this Agreement, including minimum royalty fees, relating to such Sanctioned Territory, shall be suspended while such Biowell Territory remains a Sanctioned Territory.



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         If this proposed amendment is acceptable to you, please execute below.

                                         Very truly yours,

                                         APPLIED DNA SCIENCES, INC.


                                         By:  /s/ PETER BROCKLESBY
                                              Peter Brocklesby
                                              President

                                         By:  /s/ JAMES HAYWARD
                                              -----------------
                                              James Hayward
                                              Chief Executive Officer

                                         APDN (B.V.I.) INC.


                                         By:  /s/ PETER BROCKLESBY
                                              ---------------------
                                              Peter Brocklesby
                                              President

Agreed to and Accepted:

BIOWELL TECHNOLOGY INC.


By: /s/ JUN-JEI SHEU
   -----------------
   Jun-Jei Sheu
   Chairman
   Dated:  October 20, 2005